UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2737

Fidelity Summer Street Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2012

Item 1. Reports to Stockholders

Fidelity®

Series Floating Rate High Income

Fund

Fidelity Series Floating Rate High Income Fund

Class F

Annual Report

September 30, 2012

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity® Series Floating Rate High Income Fund or 1-800-835-5092 for Class F of the fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take each class' cumulative total return and show you what would have happened if Fidelity® Series Floating Rate High Income Fund shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series Floating Rate High Income Fund, a class of the fund, on October 20, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The leveraged-loan market posted a strong gain during the 12 months ending September 30, 2012, overcoming periodic bouts of volatility largely stemming from concern over sovereign debt problems in the eurozone, with the S&P®/LSTA Leveraged Performing Loan Index rising 11.38% for the full period. Over the past year, the leveraged-loan market experienced negative returns for only two months - November 2011 and May 2012 - with its healthy performance a result of positive fundamental and technical factors. Fundamentally, a slowly recovering domestic economy led to improving financial results for most leveraged companies, as they enjoyed increasing cash flow that helped to enhance their financial flexibility. As a result, the default rate for loans remained below 2%. On the technical side, the market benefited from steady demand from investors seeking yield, as the Federal Reserve kept the benchmark federal funds target rate in a historically low range of zero to 0.25% and stated its intention to keep the rate at that level through mid-2015. While new issuance was robust over the past 12 months, the majority of deals were for refinancing, making the additional supply easily absorbed. As can be expected in a positive market environment, lower-quality B- and CCC-rated loans outperformed more-stable BB-rated loans during the period.

Comments from Eric Mollenhauer, Portfolio Manager of Fidelity® Series Floating Rate High Income Fund: Since its inception on October 20, 2011, through September 30, 2012, the fund's Series Floating Rate High Income and Class F shares returned 11.65% and 11.77%, respectively, outperforming the 9.98% gain of the S&P/LSTA index during the same time frame. The fund was helped by strong security selection in a number of areas, including chemicals/plastics, telecommunications, lodging/casinos, leisure goods/activities/movies and utilities. Top individual contributors included chemicals company LyondellBasell Industries, Florida-based resort operator Kerzner International, telecom provider FairPoint Communications and wireless broadband provider Clearwire. Conversely, having a modest cash position proved to be a major drag on performance in an up market. The fund also was held back by its positioning in publishing, including not owning Yellow Pages publishers and outperforming index components SuperMedia and Dex One. ATP Oil & Gas was another notable detractor. Some names I've mentioned were not part of the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period* April 1, 2012 to September 30, 2012
Series Floating Rate High Income	.73%
Actual		$ 1,000.00	$ 1,051.70	$ 3.74
Hypothetical A		$ 1,000.00	$ 1,021.35	$ 3.69
Class F	.62%
Actual		$ 1,000.00	$ 1,052.30	$ 3.18
Hypothetical A		$ 1,000.00	$ 1,021.90	$ 3.13

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of September 30, 2012
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc.	3.1	2.7
First Data Corp.	3.1	2.5
Intelsat Jackson Holdings SA	2.4	2.7
Asurion Corp.	2.2	2.4
Digicel International Finance Ltd.	2.0	2.3
	12.8
Top Five Market Sectors as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	12.7	13.5
Telecommunications	9.2	10.1
Energy	7.1	4.8
Electric Utilities	7.0	6.0
Healthcare	6.7	7.2
Quality Diversification (% of fund's net assets)
As of September 30, 2012	As of March 31, 2012
BBB 0.7%	BBB 0.9%
BB 26.9%	BB 26.5%
B 46.6%	B 43.4%
CCC,CC,C 7.1%	CCC,CC,C 6.0%
Not Rated 10.6%	Not Rated 15.6%
Equities 0.4%	Equities 1.9%
Short-Term Investments and Net Other Assets (Liabilities) 7.7%	Short-Term Investments and Net Other Assets (Liabilities) 5.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of September 30, 2012*		As of March 31, 2012**
	Floating Rate Loans 86.6%		Floating Rate Loans 85.8%
	Nonconvertible Bonds 5.3%		Nonconvertible Bonds 6.6%
	Common Stocks 0.4%		Common Stocks 1.9%
	Short-Term Investments and Net Other Assets (Liabilities) 7.7%		Short-Term Investments and Net Other Assets (Liabilities) 5.7%
* Foreign investments	7.6%	** Foreign investments	10.0%

Annual Report

Investments September 30, 2012

Showing Percentage of Net Assets

Floating Rate Loans - 86.6% (g)
	Principal Amount	Value
Aerospace - 1.8%
Aeroflex, Inc. Tranche B, term loan 5.75% 5/9/18 (e)	$ 3,293,277	$ 3,297,393
Sequa Corp. term loan 3.7181% 12/3/14 (e)	12,575,000	12,480,688
TransDigm Group, Inc. Tranche B2, term loan 4% 2/14/17 (e)	5,508,375	5,501,490
TransDigm, Inc. Tranche B, term loan 4% 2/14/17 (e)	3,781,136	3,776,410
		25,055,981
Air Transportation - 1.5%
Delta Air Lines, Inc. Tranche B, term loan 5.5% 4/20/17 (e)	3,800,138	3,814,389
Northwest Airlines Corp.:
Tranche A, term loan 2.12% 12/31/18 (e)	1,790,085	1,691,630
Tranche B, term loan 3.87% 12/22/13 (e)	691,828	690,098
United Air Lines, Inc. Tranche B, term loan 2.25% 2/1/14 (e)	2,352,372	2,328,848
US Airways Group, Inc. term loan 2.7155% 3/23/14 (e)	12,807,042	12,518,884
		21,043,849
Automotive - 2.1%
AM General LLC Tranche B, term loan 3.201% 9/30/13 (e)	711,462	686,561
Chrysler Group LLC Tranche B, term loan 6% 5/24/17 (e)	9,384,724	9,595,880
Delphi Corp. Tranche B, term loan 3.5% 3/31/17 (e)	3,487,000	3,491,359
Federal-Mogul Corp.:
Tranche B, term loan 2.1659% 12/27/14 (e)	11,086,660	10,781,777
Tranche C, term loan 2.1586% 12/27/15 (e)	5,656,621	5,501,064
		30,056,641
Broadcasting - 4.1%
AMC Networks, Inc. Tranche B, term loan 4% 12/31/18 (e)	2,955,553	2,955,553
Barrington Broadcasting Co., LLC Tranche B, term loan 7.5% 6/14/17 (e)	2,830,050	2,858,351
Clear Channel Capital I LLC Tranche B, term loan 3.8655% 1/29/16 (e)	5,132,935	4,196,175
Clear Channel Communications, Inc. Tranche A, term loan 3.6155% 7/30/14 (e)	10,226,713	9,510,843
FoxCo Acquisition Sub, LLC Tranche B, term loan 5.5% 7/14/17 (e)	2,635,000	2,651,469
Nexstar Broadcasting, Inc. term loan 5% 9/30/16 (e)	3,569,681	3,560,757
Floating Rate Loans (g) - continued
	Principal Amount	Value
Broadcasting - continued
Univision Communications, Inc. term loan 4.4655% 3/31/17 (e)	$ 21,725,494	$ 21,426,769
VNU, Inc. Tranche C, term loan 3.4775% 5/1/16 (e)	10,929,145	10,970,129
		58,130,046
Building Materials - 0.8%
Armstrong World Industries, Inc. Tranche B, term loan 4% 3/10/18 (e)	1,328,942	1,330,670
CPG International I, Inc. term loan 5.75% 9/21/19 (e)	2,020,000	2,020,000
Goodman Global Group, Inc. Tranche 2 LN, term loan 9% 10/28/17 (e)	382,000	390,595
HD Supply, Inc. Tranche B 1LN, term loan 7.25% 10/12/17 (e)	7,815,000	8,040,072
		11,781,337
Cable TV - 3.3%
Cequel Communications LLC Tranche B, term loan 4% 2/14/19 (e)	11,029,575	11,070,936
CSC Holdings, Inc. Tranche B3, term loan 3.2155% 3/29/16 (e)	7,116,260	7,098,469
Kabel Deutschland GmbH Tranche F, term loan 4.25% 2/1/19 (e)	3,713,000	3,731,565
UPC Broadband Holding BV:
Tranche T, term loan 3.7305% 12/31/16 (e)	234,000	233,123
Tranche X, term loan 3.7305% 12/31/17 (e)	3,351,000	3,334,245
WideOpenWest Finance LLC Tranche B, term loan 6.25% 7/17/18 (e)	13,092,188	13,190,379
Zayo Group LLC Tranche B, term loan 7.125% 7/2/19 (e)	7,481,250	7,556,063
		46,214,780
Capital Goods - 0.4%
Husky Intermediate, Inc. Tranche B, term loan 5.75% 6/30/18 (e)	5,604,694	5,646,729
Kinetek Industries, Inc. Tranche B 1LN, term loan 2.4655% 11/10/13 (e)	418,883	414,694
		6,061,423
Chemicals - 2.1%
Arizona Chemical Tranche B, term loan 7.25% 12/22/17 (e)	4,383,535	4,498,602
Emerald Performance Materials, LLC Tranche B, term loan 6.75% 5/11/18 (e)	5,830,388	5,859,539
Floating Rate Loans (g) - continued
	Principal Amount	Value
Chemicals - continued
INEOS U.S. Finance LLC term loan 6.5% 4/27/18 (e)	$ 10,420,925	$ 10,512,108
PL Propylene LLC Tranche B, term loan 7% 3/27/17 (e)	8,039,600	8,140,095
		29,010,344
Consumer Products - 1.7%
Huish Detergents, Inc.:
Tranche 2LN, term loan 4.47% 10/26/14 (e)	2,850,000	2,636,250
Tranche B 1LN, term loan 2.22% 4/26/14 (e)	6,458,472	6,151,694
NBTY, Inc. Tranche B 1LN, term loan 4.25% 10/1/17 (e)	3,410,000	3,418,525
Revlon Consumer Products Corp. term loan 4.75% 11/19/17 (e)	3,824,950	3,829,731
Reynolds Consumer Products Holdings, Inc. Tranche B, term loan 0% 9/18/18 (e)	8,000,000	8,020,000
		24,056,200
Containers - 0.4%
BWAY Holding Co. Tranche B, term loan 4.25% 2/23/18 (e)	748,568	748,568
Consolidated Container Co. Tranche B, term loan 6.25% 7/3/19 (e)	3,940,000	3,994,372
Tricorbraun, Inc. Tranche B, term loan 5.5025% 4/30/18 (e)	1,570,000	1,581,775
		6,324,715
Diversified Financial Services - 2.9%
AlixPartners LLP Tranche 2LN, term loan 10.75% 12/29/19 (e)	3,000,000	3,037,500
American Capital Ltd. Tranche B, term loan 5.5% 8/22/16 (e)	3,500,000	3,526,250
Delos Aircraft, Inc. Tranche T 2LN, term loan 4.75% 4/12/16 (e)	2,985,000	3,018,731
Fly Funding II Sarl Tranche B, term loan 6.75% 8/8/18 (e)	4,545,000	4,533,638
Flying Fortress, Inc. Tranche 3, term loan 5% 6/30/17 (e)	2,000,000	2,022,600
HarbourVest Partners LLC Tranche B, term loan 6.25% 12/17/16 (e)	6,952,469	6,952,469
Klockner Pentaplast SA Tranche B 1LN, term loan 6.75% 12/21/16 (e)	1,850,363	1,864,240
LPL Holdings, Inc. Tranche B, term loan 4% 3/29/19 (e)	2,985,000	2,996,343
Sheridan Investment Partners I, LLC:
Tranche B 2LN, term loan 0% 9/20/19 (e)	10,000,000	10,012,500
Tranche B, term loan 0% 9/20/18 (e)	2,500,000	2,503,125
		40,467,396
Floating Rate Loans (g) - continued
	Principal Amount	Value
Diversified Media - 0.6%
Advanstar Communications, Inc. Tranche 1LN, term loan 2.62% 5/31/14 (e)	$ 8,962,060	$ 7,124,838
Catalina Marketing Corp. term loan 5.7315% 10/1/17 (e)	970,000	979,700
		8,104,538
Electric Utilities - 6.9%
BRSP LLC term loan 7.5% 6/24/14 (e)	5,028,569	5,015,997
Calpine Corp. Tranche B 3LN, term loan 4.5% 9/28/19 (e)	4,285,000	4,263,575
Dynegy, Inc.:
(Coal) Tranche B, term loan 9.25% 8/5/16 (e)	6,621,558	6,919,528
(Gas) Tranche B, term loan 9.25% 8/5/16 (e)	6,560,301	6,888,316
EquiPower Resources Holdings LLC:
Tranche 2LN, term loan 10% 6/21/19 (e)	3,000,000	3,060,000
Tranche B 1LN, term loan 6.5% 12/21/18 (e)	6,483,750	6,548,588
Essential Power LLC Tranche B, term loan 5.5% 8/8/19 (e)	9,490,000	9,561,175
Tempus Public Foundation Generation Holdings LLC Tranche 2LN, term loan 4.6123% 12/15/14 (e)	10,358,293	10,306,502
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc. Tranche B, term loan:
3.7566% 10/10/14 (e)	27,277,000	20,287,269
4.7566% 10/10/17 (e)	35,961,000	24,588,334
		97,439,284
Energy - 6.9%
Alon USA, Inc. term loan 2.4655% 8/4/13 (e)	12,274,581	12,151,835
CCS, Inc. Tranche B, term loan 3.2155% 11/14/14 (e)	7,561,045	7,504,338
Chesapeake Energy Corp. term loan 8.5% 12/2/17 (e)	13,255,000	13,271,569
Energy Transfer Equity LP Tranche B, term loan 3.75% 3/23/17 (e)	18,445,000	18,398,888
Everest Acquisition LLC Tranche B1, term loan 5% 4/24/18 (e)	7,250,000	7,304,375
FTS International, LLC Tranche B, term loan 6.25% 5/6/16 (e)	1,664,853	1,606,583
LSP Madison Funding LLC Tranche 1LN, term loan 5.5% 6/28/19 (e)	11,970,000	12,059,775
Panda Sherman Power, LLC term loan 9% 9/14/18 (e)	5,885,000	5,914,425
Race Point Power Tranche B, term loan 7.7503% 1/11/18 (e)	5,561,247	5,505,634
Floating Rate Loans (g) - continued
	Principal Amount	Value
Energy - continued
Samson Investment Co. Tranche 2LN, term loan 6% 9/25/18 (e)	$ 3,715,000	$ 3,733,575
Sheridan Production Partners LP term loan 6.5% 4/20/17 (e)	9,868,524	9,880,860
		97,331,857
Environmental - 0.4%
ADS Waste Holdings, Inc. Tranche B, term loan 5.25% 9/11/19 (e)	6,000,000	6,030,000
Food & Drug Retail - 2.3%
Fairway Group Acquisition Co. Tranche B, term loan 8.25% 8/17/18 (e)	4,390,000	4,422,925
Ferrara Candy Co., Inc. Tranche B, term loan 7.5093% 6/18/18 (e)	4,987,500	5,037,375
GNC Corp. Tranche B, term loan 5.25% 3/2/18 (e)	3,535,392	3,535,392
Rite Aid Corp. Tranche ABL, term loan 1.9735% 6/4/14 (e)	7,743,458	7,675,703
Sprouts Farmers Market LLC Tranche B, term loan 6.0025% 4/18/18 (e)	11,604,364	11,604,364
		32,275,759
Gaming - 3.7%
Affinity Gaming LLC Tranche B, term loan 5.5% 11/9/17 (e)	3,119,325	3,150,518
Fantasy Springs Resort Casino term loan 0% 8/6/49 (c)(e)	3,236,578	2,524,531
Graton Economic Development Authority Tranche B, term loan 9% 8/22/18 (e)	11,200,000	11,424,000
Harrah's Entertainment, Inc.:
Tranche B-6, term loan 5.4665% 1/28/18 (e)	6,539,000	5,950,490
Tranche B1, term loan 3.2165% 1/28/15 (e)	2,250,000	2,176,875
Tranche B4, term loan 9.5% 10/31/16 (e)	3,748,094	3,827,929
Kerzner International Ltd.:
term loan 10.5% 9/1/13 (e)	9,372,114	8,716,066
Tranche DD, term loan 10.5% 9/1/13 (e)	5,001,461	4,651,359
NP Opco, LLC Tranche B, term loan 5.5% 9/18/19 (e)	5,805,000	5,819,513
Station Casinos LLC Tranche B1, term loan 3.2155% 6/16/18 (e)	1,653,436	1,603,833
Stockbridge SBE Holdings LLC Tranche B, term loan 13% 5/2/17 (e)	2,450,000	2,437,750
		52,282,864
Healthcare - 6.7%
Alkermes, Inc. term loan 4.5% 9/17/19 (e)	770,000	772,888
Floating Rate Loans (g) - continued
	Principal Amount	Value
Healthcare - continued
Bausch & Lomb, Inc. Tranche B, term loan 5.25% 5/18/19 (e)	$ 5,830,388	$ 5,881,403
Community Health Systems, Inc. term loan 3.9212% 1/25/17 (e)	11,140,962	11,182,741
Drumm Investors LLC Tranche B, term loan 5% 5/4/18 (e)	6,792,166	6,520,479
Emergency Medical Services Corp. Tranche B, term loan 5.25% 5/25/18 (e)	4,892,663	4,911,011
Grifols, Inc. Tranche B, term loan 4.5% 6/1/17 (e)	3,535,350	3,561,865
HCA, Inc. Tranche B2, term loan 3.6123% 3/31/17 (e)	27,477,000	27,512,702
HCR Healthcare LLC Tranche B, term loan 5% 4/16/18 (e)	4,902,670	4,755,590
HGI Holdings, Inc. Tranche B, term loan 6.75% 10/1/16 (e)	3,412,860	3,429,925
Hologic, Inc. Tranche B, term loan 4.5% 8/1/19 (e)	6,555,000	6,628,744
IASIS Healthcare LLC Tranche B, term loan 5% 5/3/18 (e)	1,114	1,117
Sheridan Healthcare, Inc.:
Tranche 1LN, term loan 6% 6/29/18 (e)	3,271,800	3,288,159
Tranche 2LN, term loan 9% 6/29/19 (e)	3,280,000	3,312,800
Skilled Healthcare Group, Inc. term loan 6.75% 4/9/16 (e)	3,950,000	3,950,000
Sun Healthcare Group, Inc. Tranche B, term loan 8.75% 10/18/16 (e)	1,947,000	1,937,265
United Surgical Partners International, Inc. term loan 6% 4/3/19 (e)	3,482,500	3,508,619
VWR Funding, Inc. term loan 2.7155% 6/29/14 (e)	3,140,654	3,132,802
		94,288,110
Homebuilders/Real Estate - 0.5%
CB Richard Ellis Group, Inc. Tranche B, term loan 3.4665% 11/9/16 (e)	391,008	391,008
CB Richard Ellis Services, Inc. Tranche C, term loan 3.4655% 3/4/18 (e)	1,899,573	1,901,947
Realogy Corp.:
Credit-Linked Deposit 3.2458% 10/10/13 (e)	748,331	710,914
Credit-Linked Deposit 4.4958% 10/10/16 (e)	217,081	214,910
term loan 4.478% 10/10/16 (e)	2,781,274	2,753,462
Summit Materials LLC Tranche B, term loan 6% 1/30/19 (e)	564,885	569,121
		6,541,362
Floating Rate Loans (g) - continued
	Principal Amount	Value
Hotels - 0.1%
Kerzner International Holdings Ltd. term loan 10.5% 9/1/13 (e)	$ 1,052,057	$ 978,413
Insurance - 3.2%
AmWINS Group, Inc. Tranche 2LN, term loan 9.25% 12/6/19 (e)	4,030,000	4,070,300
Asurion Corp.:
Tranche 1st LN, term loan 5.5% 5/24/18 (e)	24,157,455	24,309,647
Tranche 2nd LN, term loan 9% 5/24/19 (e)	7,152,484	7,402,821
CNO Financial Group, Inc. Tranche B 2LN, term loan 5% 9/20/18 (e)	2,130,000	2,122,013
Lonestar Intermediate Super Holdings LLC term loan 11% 9/2/19 (e)	3,370,000	3,580,625
USI Holdings Corp. Tranche B, term loan 2.72% 5/4/14 (e)	4,165,031	4,133,794
		45,619,200
Leisure - 3.0%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 7.5% 4/22/16 (e)	11,421,343	11,507,003
Cannery Casino Resorts LLC:
term loan 4.4655% 5/18/13 (e)	2,513,259	2,506,976
Tranche 2LN, term loan 10% 9/24/19 (e)	2,000,000	1,980,000
Tranche B 1LN, term loan 6% 9/24/18 (e)	6,000,000	6,000,000
Tranche B, term loan 4.4655% 5/18/13 (e)	2,942,136	2,934,781
Formula One Holdings Tranche B, term loan 5.75% 4/28/17 (e)	4,925,250	4,974,503
SeaWorld Parks & Entertainment, Inc. term loan 4% 8/17/17 (e)	3,387,481	3,400,353
Town Sports International LLC Tranche B, term loan 5.75% 5/11/18 (e)	8,325,782	8,409,040
		41,712,656
Metals/Mining - 1.3%
Arch Coal, Inc. Tranche B, term loan 5.75% 5/16/18 (e)	10,408,913	10,474,489
Fairmount Minerals Ltd. Tranche B, term loan 5.25% 3/15/17 (e)	2,632,113	2,632,113
SunCoke Energy, Inc. Tranche B, term loan 4% 7/26/18 (e)	1,173,092	1,176,025
Walter Energy, Inc. Tranche B, term loan 4% 4/1/18 (e)	4,184,366	4,152,984
		18,435,611
Publishing/Printing - 1.4%
Getty Images, Inc. Tranche B 1LN, term loan 3.9655% 11/5/15 (e)	3,900,000	3,900,000
Floating Rate Loans (g) - continued
	Principal Amount	Value
Publishing/Printing - continued
Houghton Mifflin Harcourt Publishing Co. term loan 7.25% 5/22/18 (e)	$ 1,800,950	$ 1,818,960
Newsday LLC term loan:
6.7051% 8/1/13 (e)	1,584,000	1,584,000
10.5% 8/1/13	1,188,000	1,188,000
Quad/Graphics, Inc. Tranche B, term loan 4% 7/26/18 (e)	1,814,256	1,814,256
Thomson Learning Tranche B, term loan 2.47% 7/5/14 (e)	6,599,896	6,302,900
Tribune Co. Tranche X, term loan 0% 3/17/09 (c)(e)	3,189,000	2,391,750
		18,999,866
Restaurants - 1.3%
Burger King Corp. Tranche B, term loan 3.75% 9/26/19 (e)	3,570,000	3,578,925
Dunkin Brands, Inc. Tranche B2, term loan 4.0034% 11/23/17 (e)	1,807,639	1,803,120
Focus Brands, Inc. Tranche B 1LN, term loan 6.2733% 2/21/18 (e)	1,088,160	1,099,042
Landry's Restaurants, Inc. Tranche B, term loan 6.5% 4/24/18 (e)	7,960,000	8,069,450
NPC International, Inc. Tranche B, term loan 5.25% 12/28/18 (e)	3,808,860	3,837,426
		18,387,963
Services - 2.1%
ARAMARK Corp.:
Credit-Linked Deposit 3.4953% 7/26/16 (e)	130,000	129,675
Tranche B, term loan 3.4655% 7/26/16 (e)	1,972,000	1,967,070
Bakercorp International, Inc. term loan 5% 6/1/18 (e)	3,834,633	3,839,426
Brickman Group Holdings, Inc. Tranche B 1LN, term loan 5.5% 10/14/16 (e)	4,335,000	4,356,675
Central Parking Corp.:
Credit-Linked Deposit 2.5% 5/22/14 (e)	1,281,000	1,274,595
Tranche 2LN, term loan 5% 11/22/14 (e)	772,000	768,140
Tranche B 1LN, term loan 4.5% 5/22/14 (e)	1,717,000	1,708,415
KAR Auction Services, Inc. Tranche B, term loan 5% 5/19/17 (e)	1,056,785	1,062,069
Nexeo Solutions LLC Tranche B, term loan 5% 9/9/17 (e)	3,755,406	3,722,734
Sedgwick CMS Holdings, Inc. Tranche B 1LN, term loan 5% 12/31/16 (e)	1,200,399	1,194,397
Floating Rate Loans (g) - continued
	Principal Amount	Value
Services - continued
SymphonyIRI Group, Inc. Tranche B, term loan 5.0025% 12/1/17 (e)	$ 2,883,103	$ 2,868,688
U.S. Foodservice Tranche B, term loan 2.72% 7/3/14 (e)	6,769,880	6,693,719
		29,585,603
Shipping - 0.7%
Swift Transportation Co. LLC Tranche B-2, term loan 5% 12/21/17 (e)	9,174,852	9,232,653
Specialty Retailing - 0.2%
Dave & Buster's Holdings, Inc. Tranche B, term loan 5.5% 6/1/16 (e)	1,900,280	1,900,280
Michaels Stores, Inc. Tranche B1, term loan 2.6875% 10/31/13 (e)	760,877	760,877
		2,661,157
Steel - 0.7%
Essar Steel Algoma, Inc. term loan 8.75% 9/20/14 (e)	4,585,000	4,596,463
JMC Steel Group, Inc. term loan 4.75% 4/1/17 (e)	1,950,174	1,959,924
Tube City IMS Corp. Tranche B, term loan 5.75% 3/20/19 (e)	2,985,000	3,026,044
		9,582,431
Super Retail - 3.3%
Academy Ltd. Tranche B, term loan 6% 8/3/18 (e)	3,681,485	3,690,689
Bass Pro Shops LLC. Tranche B, term loan 5.25% 6/13/17 (e)	3,639,302	3,680,427
BJ's Wholesale Club, Inc.:
Tranche 1LN, term loan 5.75% 9/26/19 (e)	3,545,000	3,558,294
Tranche 2LN, term loan 9.75% 3/26/20 (e)	1,600,000	1,624,000
Burlington Coat Factory Warehouse Corp. Tranche B 1LN, term loan 5.5% 2/23/17 (e)	3,847,699	3,895,795
Party City Corp. Tranche B, term loan 5.75% 7/27/19 (e)	12,155,000	12,337,325
PETCO Animal Supplies, Inc. term loan 4.5% 11/24/17 (e)	4,874,000	4,880,093
Sports Authority, Inc. Tranche B, term loan 7.5% 11/16/17 (e)	12,327,492	12,327,492
		45,994,115
Technology - 11.7%
Avaya, Inc.:
term loan 3.1769% 10/27/14 (e)	6,768,202	6,582,076
Tranche B 3LN, term loan 4.9269% 10/26/17 (e)	18,982,803	17,321,808
Floating Rate Loans (g) - continued
	Principal Amount	Value
Technology - continued
Ceridian Corp. Tranche B, term loan 5.9768% 5/10/17 (e)	$ 5,844,657	$ 5,873,880
First Data Corp.:
term loan 4.2365% 3/24/18 (e)	19,448,000	18,524,220
Tranche D, term loan 5.2365% 3/24/17 (e)	26,046,855	25,786,386
Freescale Semiconductor, Inc. term loan 4.4805% 12/1/16 (e)	18,232,000	17,776,200
GoDaddy.com, Inc. Tranche B 1LN, term loan 5.5% 12/16/18 (e)	12,998,225	12,933,234
Kronos, Inc.:
Tranche 1LN, term loan 6.25% 12/21/17 (e)	3,958,090	3,982,828
Tranche B 1LN, term loan 5.1123% 6/11/17 (e)	3,446,953	3,446,953
Tranche B 2LN, term loan 9.3623% 6/11/18 (e)	12,835,000	13,123,788
Lawson Software, Inc. Tranche B 2LN, term loan 5.25% 9/24/18 (e)	12,000,000	12,060,000
MDA Information Products Tranche B, term loan 7% 1/4/17 (e)	774,771	755,402
NXP BV:
term loan 4.5% 3/4/17 (e)	11,835,879	11,983,828
Tranche A 2LN, term loan 5.5% 3/4/17 (e)	6,274,466	6,392,112
Reynolds & Reynolds Co. Tranche B, term loan 3.75% 4/21/18 (e)	2,078,424	2,083,620
Serena Software, Inc. term loan 4.2275% 3/10/16 (e)	2,742,000	2,694,015
TriZetto Group, Inc. Tranche B, term loan 4.75% 5/2/18 (e)	3,127,249	3,111,613
		164,431,963
Telecommunications - 8.5%
Crown Castle Operating Co. Tranche B, term loan 4% 1/31/19 (e)	7,858,615	7,878,262
Digicel International Finance Ltd.:
Tranche D 1LN, term loan 3.875% 3/31/17 (e)	9,990,000	9,640,350
Tranche D, term loan 3.875% 3/31/15 (e)	18,806,090	18,618,030
FairPoint Communications, Inc. term loan 6.5008% 1/24/16 (e)	19,155,160	17,910,075
Intelsat Jackson Holdings SA:
term loan 3.2208% 2/1/14 (e)	22,931,000	22,816,345
Tranche B, term loan 5.25% 4/2/18 (e)	10,840,113	10,867,214
Level 3 Financing, Inc. Tranche B, term loan 5.25% 8/1/19 (e)	13,100,000	13,198,250
MetroPCS Wireless, Inc. Tranche B 3LN, term loan 4% 3/17/18 (e)	5,140,522	5,127,671
Floating Rate Loans (g) - continued
	Principal Amount	Value
Telecommunications - continued
Vodafone Americas Finance 2, Inc.:
2nd LN, term loan 6.25% 6/24/16 pay-in-kind	$ 817,000	$ 830,588
term loan 6.875% 8/11/15	12,405,701	12,690,214
		119,576,999
TOTAL FLOATING RATE LOANS (Cost $1,194,981,923)		1,217,695,116
Nonconvertible Bonds - 5.3%

Banks & Thrifts - 0.9%
Ally Financial, Inc.:
3.6375% 2/11/14 (e)	7,918,000	7,957,590
3.7788% 6/20/14 (e)	2,647,000	2,706,610
GMAC LLC 2.6183% 12/1/14 (e)	2,348,000	2,301,040
		12,965,240
Containers - 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 7.875% 8/15/19	1,063,000	1,148,040
Diversified Financial Services - 0.6%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
7.75% 1/15/16	2,553,000	2,661,503
8% 1/15/18	610,000	654,225
MU Finance PLC 8.375% 2/1/17 (d)	4,300,124	4,708,635
		8,024,363
Electric Utilities - 0.1%
Energy Future Holdings Corp. 10% 1/15/20	1,300,000	1,421,875
Energy - 0.2%
Expro Finance Luxembourg SCA 8.5% 12/15/16 (d)	2,254,000	2,321,620
Gaming - 0.5%
Harrah's Operating Co., Inc. 11.25% 6/1/17	2,801,000	2,997,070
MGM Mirage, Inc.:
10.375% 5/15/14	1,326,000	1,491,750
11.125% 11/15/17	1,867,000	2,067,703
13% 11/15/13	1,077,000	1,211,625
		7,768,148
Homebuilders/Real Estate - 0.1%
Realogy Corp. 7.625% 1/15/20 (d)	1,708,000	1,883,070
Nonconvertible Bonds - continued
	Principal Amount	Value
Insurance - 0.1%
USI Holdings Corp. 4.3095% 11/15/14 (d)(e)	$ 1,207,000	$ 1,167,773
Paper - 0.1%
Verso Paper Holdings LLC/Verso Paper, Inc. 11.75% 1/15/19 (d)	2,118,000	1,630,860
Publishing/Printing - 0.1%
The Reader's Digest Association, Inc. 9.5% 2/15/17 (e)	1,911,000	1,113,158
Restaurants - 0.1%
Dave & Buster's, Inc. 11% 6/1/18	1,979,000	2,231,323
Services - 0.7%
ARAMARK Corp. 3.9446% 2/1/15 (e)	4,194,000	4,173,030
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 2.9345% 5/15/14 (e)	5,137,000	5,124,158
		9,297,188
Technology - 1.0%
Avaya, Inc. 10.125% 11/1/15 pay-in-kind (e)	4,282,000	3,810,980
Freescale Semiconductor, Inc.:
4.2638% 12/15/14 (e)	7,492,000	7,379,620
10.125% 3/15/18 (d)	1,705,000	1,875,500
Spansion LLC 7.875% 11/15/17	1,561,000	1,529,780
		14,595,880
Telecommunications - 0.7%
Clearwire Communications LLC/Clearwire Finance, Inc.:
12% 12/1/15 (d)	4,536,000	4,490,640
14.75% 12/1/16 (d)	1,041,000	1,126,883
Clearwire Escrow Corp. 12% 12/1/15 (d)	3,959,000	3,899,615
		9,517,138
TOTAL NONCONVERTIBLE BONDS (Cost $73,886,827)		75,085,676
Common Stocks - 0.4%
	Shares
Chemicals - 0.3%
LyondellBasell Industries NV Class A	77,200	3,988,152
Electric Utilities - 0.0%
Bicent Power LLC:
warrants 8/21/22 (a)	1,967	0
warrants 8/21/22 (a)	1,213	0
Common Stocks - continued
	Shares	Value
Hotels - 0.1%
Kerzner International Holdings Ltd.:
warrants 4/27/22 (a)(f)	71,325	$ 1
warrants 4/27/22 (a)(f)	73,268	1
warrants 4/27/22 (a)(f)	57,868	1
Class A (f)	2,172,163	2,096,137
		2,096,140
Telecommunications - 0.0%
FairPoint Communications, Inc. (a)	34,000	257,040
TOTAL COMMON STOCKS (Cost $4,388,670)		6,341,332
Money Market Funds - 6.2%

Fidelity Cash Central Fund, 0.17% (b) (Cost $87,203,105)	87,203,105	87,203,105
Cash Equivalents - 0.3%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.2%, dated 9/28/12 due 10/1/12 (Collateralized by U.S. Government Obligations) # (Cost $4,151,000)	$ 4,151,068	4,151,000
TOTAL INVESTMENT PORTFOLIO - 98.8% (Cost $1,364,611,525)		1,390,476,229
NET OTHER ASSETS (LIABILITIES) - 1.2%		16,230,558
NET ASSETS - 100%		$ 1,406,706,787
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Non-income producing - Security is in default.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,104,596 or 1.6% of net assets.

(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,096,140 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Kerzner International Holdings Ltd. warrants: 4/27/22	4/27/12	$ 0
4/27/12	4/27/12	$ 0
4/27/12	4/27/12	$ 0
Kerzner International Holdings Ltd. Class A	4/27/12	$ 783,690

(g) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$4,151,000 due 10/01/12 at 0.20%
Barclays Capital, Inc.	$ 1,157,615
Merrill Lynch, Pierce, Fenner & Smith, Inc.	817,068
RBS Securities, Inc.	2,176,317
$ 4,151,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 86,597
Fidelity Floating Rate Central Fund	16,640,224
Total	$ 16,726,821
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Floating Rate Central Fund	$ -	$ 1,162,487,513*	$ 1,201,879,288*	$ -	-
* Includes the value of shares purchased or redeemed through in-kind transactions. See Note 6 of the Notes to Financial Statements.
Other Information

The following is a summary of the inputs used, as of September 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 2,096,140	$ -	$ -	$ 2,096,140
Materials	3,988,152	3,988,152	-	-
Telecommunication Services	257,040	257,040	-	-
Utilities	-	-	-	-
Floating Rate Loans	1,217,695,116	-	1,215,170,585	2,524,531
Corporate Bonds	75,085,676	-	75,085,676	-
Money Market Funds	87,203,105	87,203,105	-	-
Cash Equivalents	4,151,000	-	4,151,000	-
Total Investments in Securities:	$ 1,390,476,229	$ 91,448,297	$ 1,294,407,261	$ 4,620,671

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2012

Assets
Investment in securities, at value (including repurchase agreements of $4,151,000) - See accompanying schedule: Unaffiliated issuers (cost $1,277,408,420)	$ 1,303,273,124
Fidelity Central Funds (cost $87,203,105)	87,203,105
Total Investments (cost $1,364,611,525)		$ 1,390,476,229
Cash		11,216,804
Receivable for investments sold		74,002,868
Receivable for fund shares sold		146,513
Interest receivable		9,865,859
Distributions receivable from Fidelity Central Funds		12,513
Total assets		1,485,720,786

Liabilities
Payable for investments purchased	$ 77,988,975
Accrued management fee	657,936
Other affiliated payables	122,248
Other payables and accrued expenses	244,840
Total liabilities		79,013,999

Net Assets		$ 1,406,706,787
Net Assets consist of:
Paid in capital		$ 1,324,662,585
Undistributed net investment income		12,034,326
Accumulated undistributed net realized gain (loss) on investments		44,145,169
Net unrealized appreciation (depreciation) on investments		25,864,704
Net Assets		$ 1,406,706,787

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

September 30, 2012

Series Floating Rate High Income: Net Asset Value, offering price and redemption price per share ($833,111,248 ÷ 77,918,330 shares)	$ 10.69

Class F: Net Asset Value, offering price and redemption price per share ($573,595,539 ÷ 53,646,687 shares)	$ 10.69

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

For the period October 20, 2011 (commencement of operations) to September 30, 2012

Investment Income
Dividends		$ 478,112
Interest		52,854,233
Income from Fidelity Central Funds		16,726,821
Total income		70,059,166

Expenses
Management fee	$ 6,539,797
Transfer agent fees	830,355
Accounting fees and expenses	474,009
Custodian fees and expenses	14,520
Independent trustees' compensation	7,170
Registration fees	179,853
Audit	68,598
Legal	2,803
Miscellaneous	5,796
Total expenses before reductions	8,122,901
Expense reductions	(1,708)	8,121,193
Net investment income (loss)		61,937,973
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,250,926
Fidelity Central Funds	39,391,775
Total net realized gain (loss)		48,642,701
Change in net unrealized appreciation (depreciation) on investment securities		25,864,704
Net gain (loss)		74,507,405
Net increase (decrease) in net assets resulting from operations		$ 136,445,378

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

For the period October 20, 2011 (commencement of operations) to September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 61,937,973
Net realized gain (loss)	48,642,701
Change in net unrealized appreciation (depreciation)	25,864,704
Net increase (decrease) in net assets resulting from operations	136,445,378
Distributions to shareholders from net investment income	(51,657,603)
Distributions to shareholders from net realized gain	(2,318,826)
Total distributions	(53,976,429)
Share transactions - net increase (decrease)	1,324,237,838
Total increase (decrease) in net assets	1,406,706,787

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $12,034,326)	$ 1,406,706,787

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Floating Rate High Income

Period ended September 30, 2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.517
Net realized and unrealized gain (loss)	.625
Total from investment operations	1.142
Distributions from net investment income	(.430)
Distributions from net realized gain	(.022)
Total distributions	(.452)
Net asset value, end of period	$ 10.69
Total Return B, C	11.65%
Ratios to Average Net Assets E, H
Expenses before reductions	.75% A
Expenses net of fee waivers, if any	.75% A
Expenses net of all reductions	.75% A
Net investment income (loss)	5.34% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 833,111
Portfolio turnover rate F	39% A, I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 20, 2011 (commencement of operations) to September 30, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended September 30, 2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.530
Net realized and unrealized gain (loss)	.623
Total from investment operations	1.153
Distributions from net investment income	(.441)
Distributions from net realized gain	(.022)
Total distributions	(.463)
Net asset value, end of period	$ 10.69
Total Return B, C	11.77%
Ratios to Average Net Assets E, H
Expenses before reductions	.63% A
Expenses net of fee waivers, if any	.63% A
Expenses net of all reductions	.63% A
Net investment income (loss)	5.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 573,596
Portfolio turnover rate F	39% A,I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 20, 2011 (commencement of operations) to September 30, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2012

1. Organization.

Fidelity Series Floating Rate High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Floating Rate High Income and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity Floating Rate Central Fund	FMR Co., Inc. (FMRC)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities

Annual Report

2. Investments in Fidelity Central Funds - continued

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including security valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and floating rate loans, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2012, is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of September 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, market discount, partnerships (including allocations from Fidelity Central Funds) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 52,590,763
Gross unrealized depreciation	(1,118,363)
Net unrealized appreciation (depreciation) on securities and other investments	$ 51,472,400

Tax cost	$ 1,339,003,829

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 12,077,681
Undistributed long-term capital gain	$ 18,494,118
Net unrealized appreciation (depreciation)	$ 51,472,400

The tax character of distributions paid was as follows:

September 30, 2012
Ordinary Income	$ 53,871,047
Long-term Capital Gains	105,382
Total	$ 53,976,429

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by government or non-government securities.

Annual Report

4. Operating Policies - continued

Repurchase Agreements - continued

Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans and the Fixed-Income Central Funds), other than short-term securities, and in-kind transactions aggregated $1,719,461,272 and $439,247,332, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .57% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Floating Rate High Income. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets*
Series Floating Rate High Income	$ 830,355.11

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Exchanges In-Kind. During the period, certain investment companies managed by FMR or its affiliates (Investing Funds) completed exchanges in-kind with the Fund. The Investing Funds delivered shares of the Fidelity Floating Rate Central Fund valued at $1,045,920,055 in exchange for 104,592,005 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

The Fund subsequently redeemed all of its shares of Fidelity Floating Rate Central Fund in exchange for cash and securities, including accrued interest, totaling $1,201,879,288. Realized gain (loss) of $39,391,775 on the redemption of the Fidelity Floating Rate Central Fund is included in the accompanying Statement of Operations as "Realized gain (loss) on Fidelity Central Funds." The transaction generally did not result in the recognition of gains or losses for federal income tax purposes.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,043 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,708.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Period ended September 30, 2012 A
From net investment income
Series Floating Rate High Income	$ 32,382,181
Class F	19,275,422
Total	$ 51,657,603
From net realized gain
Series Floating Rate High Income	$ 1,631,182
Class F	687,644
Total	$ 2,318,826

A For the period October 20, 2011 (commencement of operations) to September 30, 2012.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	Period ended September 30, 2012 A	Period ended September 30, 2012 A
Series Floating Rate High Income
Shares sold	76,144,049 B	$ 762,162,580B
Reinvestment of distributions	3,282,042	34,013,363
Shares redeemed	(1,507,761)	(15,226,270)
Net increase (decrease)	77,918,330	$ 780,949,673
Class F
Shares sold	52,164,921 B	$ 527,756,358 B
Reinvestment of distributions	1,920,505	19,963,066
Shares redeemed	(438,739)	(4,431,259)
Net increase (decrease)	53,646,687	$ 543,288,165

A For the period October 20, 2011 (commencement of operations) to September 30, 2012.

B Amount includes in-kind exchanges (See Note 6: Exchanges In-Kind).

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Series Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Floating Rate High Income Fund (the Fund), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of September 30, 2012, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from October 20, 2011 (commencement of operations) to September 30, 2012. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Floating Rate High Income Fund as of September 30, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period from October 20, 2011 (start of buinsess) to September 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 16, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 227 funds advised by FMR or an affiliate. Mr. Curvey oversees 434 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Floating Rate High Income Fund, or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2012, $18,599,500, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $43,397,974 of distributions paid during the period January 1, 2012 to September 30, 2012 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Floating Rate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 26% means that 74% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Series Floating Rate High Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of Class F ranked below its competitive median for the period and the total expense ratio of the retail class ranked equal to its competitive median for the period.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other funds advised by FMR or an affiliate, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SFR-ANN-1112
1.924290.100

Item 2. Code of Ethics

As of the end of the period, September 30, 2012, Fidelity Summer Street (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Series Floating Rate High Income Fund (the "Fund"):

Services Billed by Deloitte Entities

September 30, 2012 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Floating Rate High Income Fund	$54,000	$-	$5,700	$500

September 30, 2011 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Floating Rate High Income Fund	$-	$-	$-	$-

A Amounts may reflect rounding.

B Fidelity Series Floating Rate High Income Fund commenced operations on October 20, 2011.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund ("Fund Service Providers"):

Services Billed by Deloitte Entities

	September 30, 2012A,B	September 30, 2011A,B
Audit-Related Fees	$615,000	$440,000
Tax Fees	$-	$-
All Other Fees	$1,130,000	$700,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fund's commencement of operations.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	September 30, 2012 A,B	September 30, 2011 A,B
Deloitte Entities	$1,790,000	$1,280,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fund's commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Fund, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund and its related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund's last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Summer Street Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 27, 2012
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	November 27, 2012